Exhibit 10.2
PLEDGE AGREEMENT

PLEDGE AGREEMENT dated as of January 21, 2005, between Matria Healthcare, Inc., a Delaware corporation formerly known as Matria Holding Company, Inc. (the "Grantor"), and HFG Healthco-4 LLC, a Delaware limited liability company (the "Lender").

PRELIMINARY STATEMENTS. The Lender has entered into that certain Loan and Security Agreement dated as of October 22, 2002, by and among Matria Women’s and Children’s Healthcare, Inc., a Delaware corporation ("Matria WCH"), as the successor by merger to Matria Healthcare, Inc., a Delaware corporation, Diabetes Acquisition, Inc., a Georgia corporation, Gainor Medical Acquisition Company, a Georgia corporation, Diabetes Management Solutions, Inc., a Delaware corporation, Diabetes Self Care, Inc., a Virginia corporation, Matria Laboratories, Inc., a Delaware corporation, Facet Technologies, LLC, a Georgia limited liability company, Matria of New York, Inc., a New York corporation, Matria Healthcare of Illinois, Inc., a Georgia corporation and Quality Oncology, Inc., a Delaware corporation, as Borrowers, and the Lender (as amended, modified or supplemented from time to time in accordance with its terms, including by that certain Consent Agreement and Amendment No. 6 to Loan and Security Agreement dated as of December 31, 2004, the "LSA").

The Lender has agreed to extend Revolving Advances and certain other financial accommodations to the Borrowers pursuant to, and subject to the terms and conditions of, the LSA. The Grantor is the sole shareholder of Matria WCH and is benefitting from the transactions described in the LSA and is a beneficiary thereof.

The Grantor has agreed, pursuant to the terms of the Consent Agreement and Amendment No. 6 referred to above (the "Consent Agreement") to execute and deliver the Guarantee dated as of even date herewith in favor of the Lender and a pledge agreement in the form hereof to secure the Guaranteed Obligations (as such term is defined in the Guarantee) and all other obligations of the Grantor under the Guarantee and this Pledge Agreement, including without limitation any and all reasonable costs and expenses (including reasonable counsel fees and expenses) paid or incurred in enforcing any rights under the Guarantee or this Pledge Agreement (the "Obligations").

NOW, THEREFORE, the Grantor and the Lender hereby agree as follows:

1.  Pledge. As security for the payment and performance in full of the Obligations, the Grantor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Lender, and grants to the Lender, for its own benefit, a security interest in, (a) the shares of capital stock, limited liability company interests and membership interests listed in Schedule I annexed hereto next to the Grantor’s name (the "Initial Pledged Equity") and any additional shares of common stock, limited liability company interests and membership interests of the Borrowers and any other subsidiaries of the Grantor obtained in the future by the Grantor (collectively, the Initial Pledged Equity together with all such additional shares, limited liability company interests or membership interests pledged in the future, the "Pledged Equity") and (b) subject to Section 5 below, all proceeds of the Pledged Equity, including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Pledged Equity (the items referred to in clauses (a) and (b) being collectively called the "Collateral"). Upon delivery to the Lender, any securities now or hereafter included in the Collateral including, without limitation, the Pledged Equity (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank in the form attached hereto as Exhibit A or other instruments of transfer reasonably satisfactory to the Lender and by such other instruments and documents as the Lender may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supplement or supersede, as applicable, any prior schedules so delivered.

2.  Delivery of Collateral. The Grantor agrees to deliver promptly or cause to be delivered to the Lender any and all Pledged Securities, and any and all certificates or other instruments or documents representing any of the Collateral (together with any necessary endorsement).

3.  Representations, Warranties and Covenants. The Grantor hereby represents, warrants and covenants to and with the Borrower and the Lender that:

(a)  It is a corporation, duly incorporated, validly existing and in good standing under the laws of the state of its incorporation set forth in the preamble hereto, and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect. For the purposes of this Pledge Agreement, "Material Adverse Effect" means any event, condition, change or effect that (i) has a materially adverse effect on the business, Properties, capitalization, assets, liabilities, operations or financial condition of the Grantor, (ii) materially impairs the ability of the Grantor to perform its obligations under this Pledge Agreement, or (iii) materially impairs the validity or enforceability of, or materially impairs the rights, remedies or benefits available to the Lender under this Pledge Agreement or any other Document.

(b)  The execution, delivery and performance by it of this Pledge Agreement and the actions contemplated hereby (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene (1) its charter or its bylaws, (2) any law, rule or regulation applicable to it, (3) any contractual restriction binding on or affecting it or its Property, or (4) any order, writ, judgment, award, injunction or decree binding on or affecting it or its Property, and (iv) do not result in or require the creation of any Lien upon or with respect to any of its Properties, other than in favor of the Lender pursuant to the terms hereof. This Pledge Agreement has been duly executed and delivered by it.

(c)  This Pledge Agreement constitutes the legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law).

(d)  No consent, approval, authorization or other action by, and no notice to or of, or declaration or filing with, any governmental or other public body, or any other Person, is required for the due authorization, execution, delivery and performance by the Grantor of this Pledge Agreement or the consummation of the transactions contemplated hereby, except for disclosure filings required by applicable securities laws and such filings or notices as may be necessary to perfect the Lien granted to the Lender pursuant to this Agreement;

(e)  Except as disclosed on Schedule II hereto, there is no pending or, to its knowledge, threatened action or proceeding or injunction, writ or restraining order affecting it before any court, Governmental Entity or arbitrator which could reasonably be expected to result in a Material Adverse Effect.

(f)  No proceeding referred to in paragraph (h) of Exhibit V of the LSA is pending against the Grantor and no other event referred to in such paragraph (h) of such Exhibit V has occurred and is continuing with respect to the Grantor, and the property of the Grantor is not subject to any assignment for the benefit of creditors;

(g)  The Grantor is the sole shareholder of Matria WCH and Matria WCH has no outstanding rights, options, warrants or agreements pursuant to which it may be required to sell any of its capital stock interests;

(h)  Except for the security interest granted to the Borrower and assigned to the Lender, the Grantor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities that it is pledging hereunder, (ii) holds the Collateral that it is pledging hereunder free and clear of all Liens, charges, encumbrances and security interests of every kind and nature, and the Pledged Equity is subject to no options to purchase or any similar or other rights of any person, (iii) will make no assignment, pledge, hypothecation or transfer of, or create any security interest in, the Collateral that it is pledging hereunder including, without limitation, by virtue of becoming bound by any agreement which restricts in any manner the rights of any present or future holder of any Pledged Equity with respect thereto, and (iv) subject to Section 5 below, will cause any and all Pledged Securities and other certificates, instruments or documents evidencing or representing any of the Collateral, whether for value paid by the Grantor or otherwise, to be forthwith deposited with the Lender and pledged or assigned hereunder.

(i)  The Grantor (i) has good right and legal authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated, (ii) will not amend, modify or supplement any Pledged Equity without the prior written consent of the Borrower and the Lender, nor forgive any indebtedness evidenced by any Pledged Equity, and (iii) will defend its title or interest thereto or therein against any and all attachments, Liens, claims, encumbrances, security interests or other impediments of any nature, however arising, of all persons whomsoever.

(j)  No consent or approval of any governmental body or regulatory authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

(k)  By virtue of the execution and delivery by the Grantor of this Pledge Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Lender in accordance with this Pledge Agreement and UCC financing statement in the form attached hereto as Exhibit B are filed in the appropriate jurisdictions, the Lender will obtain a valid and perfected first Lien upon and security interest in such Collateral as security for the repayment of the Obligations, prior to all other Liens and encumbrances thereon and security interests therein.

(l)  The pledge effected hereby is effective to vest in the Lender the rights in the Collateral as set forth herein.

(m)  All of the Pledged Equity has been duly authorized and validly issued and as at the date hereof, the Initial Pledged Equity constitutes all of the issued and outstanding shares of capital stock of the issuers listed on Schedule I annexed hereto.

(n)  The Grantor is located in the State of formation set forth in the preamble hereto for the purposes of Section 9-307 of the UCC as in effect in the State of New York.

All representations, warranties and covenants of the Grantor contained in this Pledge Agreement shall survive the execution, delivery and performance of this Pledge Agreement until the termination of this Pledge Agreement pursuant to Section 14 hereof.

4.  Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right (in their sole and absolute discretion with subsequent notice to the Grantor) to transfer to or to register the Pledged Securities in their own name or the name of their nominee. In addition, the Lender shall at all times following the occurrence and during the continuance of an Event of Default have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Pledge Agreement.

5.  Voting Rights; Dividends; etc.

(a)  Unless and until an Event of Default under the LSA ("Event of Default") shall have occurred and be continuing:

(i)  The Grantor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement provided that such action would not adversely affect the rights inuring to the Grantor and its successors, transferees and assigns, including, without limitation, the Lender, under this Pledge Agreement or adversely affect the rights and remedies of the Lender under this Pledge Agreement or the ability of the Lender to exercise the same.

(ii)  The Lender shall execute and deliver to the Grantor, or cause to be executed and delivered to the Grantor, all such proxies, powers of attorney, and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and/or consensual rights and powers which they are entitled to exercise pursuant to subparagraph (i) above.

(iii)  The Grantor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Securities only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with the terms and conditions of, the LSA and applicable laws. Any and all

a.    noncash dividends,

b.    stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, and

c.    instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities (other than dividends permitted by this Section 5(a)(iii)), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise (together with a. and b. above, "Distributions"), shall be and become part of the Collateral. If any Distributions are received by the Grantor upon the occurrence or during continuance of an Event of Default or otherwise in violation of this Agreement, the LSA or any other Document (as such term is defined in the LSA), such Distribution shall not be commingled by the Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Lender and shall be forthwith delivered to the Lender in the same form as so received (with any necessary endorsement).

(b)  Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantor to receive any dividends, stock, instruments, securities and other distributions which the Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends which are received by the Grantor contrary to the provisions of this Section 5(b) shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of the Grantor and shall be forthwith delivered to the Lender as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Lender pursuant to the provisions of this Section 5 (b) shall be retained by the Lender in an account to be established by the Lender upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8 hereof.

(c)  Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantor to exercise the voting and consensual rights and pursuant to the irrevocable proxy granted herein, powers which it is entitled to exercise pursuant to Section 5(a)(i) shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

(d)  In order to permit the Lender to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 5(c) and to receive all dividends and other distributions which it may be entitled to receive under Section 5(a)(iii) or Section 5(b), the Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Lender all such proxies, dividend payment orders and other instruments as the Lender may from time to time reasonably request.

Without limiting the effect of the foregoing, the Grantor does hereby constitute and appoint the Lender as its proxy, and the Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, to exercise all rights, benefits, privileges and powers accruing to the Grantor, as owner of the Pledged Securities, including, without limitation, giving or withholding consent, calling and attending shareholders to be held from time to time with full power to vote and act for and in the name, place, and stead of the Grantor and in the same manner, to the same extent, and with the same effect that the Grantor would if personally present at such meetings, giving to the Lender full power of substitution and revocation, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Equity on the record books of the issuer thereof) by any person (including the issuer of the Pledged Equity or any officer or agent thereof).

THIS PROXY IS IRREVOCABLE

Any proxy or proxies heretofore given by the Grantor to any person or persons whatsoever are hereby revoked. This proxy shall continue in full force and effect until such time as all Obligations are paid and satisfied in full.

6.  Issuance of Additional Stock. The Grantor agrees that it will cause each of its subsidiaries not to issue any stock, limited liability company interests and other securities to any Person other than the Grantor, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise; provided, however, that if an Event of Default shall have occurred or is continuing, Grantor will not permit its subsidiaries to issue any stock or other securities to any Person whatsoever.

7.  Remedies upon Event of Default. If an Event of Default shall have occurred and be continuing, the Lender may sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Lender shall give the Grantor 10 days’ written notice (which the Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in New York) of the Lender’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Lender may (in its sole and absolute discretion) determine. The Lender shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Lender until the sale price is paid by the purchaser or purchasers thereof, but the Lender shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 7, the Lender may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and the Lender may make payment on account thereof by using any claim then due and payable to the Lender from the Grantor as a credit against the purchase price, and the Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Lender shall be free to carry out such sale and purchase pursuant to such agreement, and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Lender shall have entered into such an agreement all defaults under the LSA and the Guarantee shall have been remedied and the Obligations paid in full. The Grantor shall remain liable for any deficiency. As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

8.  Application of Proceeds of Sale. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Lender promptly as follows:

FIRST, to the payment of all reasonable costs and expenses reasonably incurred by the Lender in connection with such sale or otherwise in connection with this Pledge Agreement or any of the Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of the Lender and its legal counsel, the repayment of all advances made by the Lender on behalf of the Grantor and as specified to the Grantor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

SECOND, to the Lender to the payment in full of all Obligations; and

LAST, to the Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

9.  The Lender Appointed Attorney-in-Fact. The Grantor hereby appoints the Lender its attorney-in-fact effective upon the occurrence of an Event of Default for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution in the name of the Grantor, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Grantor representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Lender, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Lender, or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Lender in the absence of the gross negligence or wilful misconduct of the Lender.

10.  No Waiver. No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Lender shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by the Lender.

11.  Registration, etc. The Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Lender desires to sell any of the Pledged Securities at a public sale, it will, at any time and from time to time, upon the written request of the Lender, take or to cause the issuer of such Pledged Securities to take such action and to prepare, distribute and/or file such documents, as are required or advisable in the opinion of counsel for the Lender to permit the public sale of such Pledged Securities. The Grantor further agrees to indemnify, defend and hold harmless the Lender, any member of the Lender Group (as defined in the LSA) and any underwriter and their respective officers, directors, affiliates and controlling persons (within the meaning of Section 20 of the Securities Exchange Act of 1934) from and against all loss, liability, expenses, costs, fees and disbursements of counsel (including, without limitation, a reasonable estimate of the cost to the Lender of legal counsel), and claims (including the costs of investigation) which they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except in so far as the same arises out of any untrue statement or omission based upon information furnished in writing to the Grantor or the issuer of such Pledged Securities by the Lender, any member of the Lender Group or the underwriter expressly for use therein. The Lender (with respect to such information furnished by it) shall indemnify, defend and hold harmless the Grantor or the issuer of such Pledged Securities and their respective officers, directors, affiliates and controlling persons (within the meaning of Section 20 of the Securities Exchange Act of1934) upon the same terms as are applicable to the Grantor pursuant hereto. The Grantor further agrees to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Lender upon the occurrence and during the continuance of an Event of Default and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. The Grantor will bear all costs and expenses of carrying out its obligations under this Section 11. The Grantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 11 and that such30997105.WPD 10failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 11 may be specifically enforced.

12.  Security Interest Absolute. All rights of the Lender hereunder, the grant of a security interest in the Collateral and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the LSA, the Guarantee, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the LSA, the Guarantee or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Obligations or in respect of this Pledge Agreement.

13.  Lender’s Fees and Expenses. The Grantor shall be obligated to, upon demand, pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of their respective counsel and of any experts or agents which the Lender may incur in connection with (i) the negotiation, preparation, execution and delivery and administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Lender hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof. In addition, the Grantor indemnifies and holds the Lender harmless from and against any and all liability incurred by the Lender hereunder or in connection herewith, unless such liability shall be due to the gross negligence or wilful misconduct of the Lender, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Obligations secured hereby.

14.  Termination. This Pledge Agreement shall terminate when (a) all of the Obligations have been fully paid in immediately available funds and (b) the Lender has no further commitment to make any advances under the LSA, at which time the Lender shall reassign and deliver to the Grantor, or to such person or persons as the Grantor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release, including delivery of Uniform Commercial Code termination statements and similar documents reasonably requested by the Grantor; provided, however, that all indemnities of the Grantor contained in this Pledge Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Pledge Agreement. Any such reassignment shall be without recourse to or warranty by the Lender and at the expense of the Grantor.

15.  Notices. All communications and notices hereunder shall be in writing and given as provided in the LSA (with respect to the Grantor, to the address of the Authorized Representative as set forth in the Loan Agreement).

16.  Further Assurances. The Grantor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Lender may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Lender its rights and remedies hereunder.

17.  ASSIGNABILITY. NEITHER THE GRANTOR NOR ITS SUCCESSORS AND ASSIGNS SHALL ASSIGN ITS RIGHTS OR OBLIGATIONS HEREUNDER OR ANY INTEREST HEREIN WITHOUT THE PRIOR WRITTEN CONSENT OF THE LENDER. THE GRANTOR HEREBY ACKNOWLEDGES AND CONFIRMS THAT, AS COLLATERAL SECURITY FOR ANY AND ALL OBLIGATIONS OF THE GRANTOR PURSUANT TO THE GUARANTEE AND HEREUNDER, THE BORROWER IS GRANTING TO THE LENDER, WHICH IS FURTHER GRANTING TO ITS LENDERS, A SECURITY INTEREST IN, AND COLLATERAL ASSIGNMENT OF, THIS PLEDGE AGREEMENT AND ALL OF THE GRANTOR’S RIGHTS, TITLE AND INTERESTS HEREUNDER , INCLUDING, ALL MONIES DUE OR TO BECOME DUE TO THE GRANTOR, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT.

18.  Binding Agreement; Assignments. This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Grantor shall not be permitted to assign this Pledge Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Lender as Collateral under this Pledge Agreement.

19.  GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF).

20.  Severability. In case any one or more of the provisions contained in this Pledge Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

21.  Counterparts. This Pledge Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Pledge Agreement shall be effective when a counterpart which bears the signature of the Grantor shall have been delivered to the Lender.

22.  Section Headings. Section headings used herein are for convenience only and are not to affect the construction of, or be taken into consideration in interpreting, this Pledge Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.

MATRIA HEALTHCARE, INC.

By:	/s/ Stephen M. Mengert
Name: Stephen M. Mengert
Title: Vice President Finance and Chief Financial Officer

HFG HEALTHCO-4, LLC., as Lender

By:	/s/ Mary L. Brady
Name: Mary L. Brady
Title: Vice President